Exhibit 10.2

PRIVATE INSTRUMENT OF FIDUCIARY ASSIGNMENT OF CREDIT RIGHTS

Nº 100113030001400

I	FIDUCIARY CREDITOR: BANCO ITAÚ BBA S.A. Principal place of business: Av. Brigadeiro Faria Lima, 3400, 3rd to 8th, and 11th and 12th Floors/Part—City of São Paulo, State of São Paulo 17.928.092/0001-30

II

ASSIGNOR: ADECOAGRO VALE DO IVINHEMA LTDA

Principal place of business: Faz Estrada Continental Km 15, No Number, Fazenda Takuare, Angelica – Mato Grosso do Sul

National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09

III

DEBTOR: ADECOAGRO VALE DO IVINHEMA LTDA

Principal place of business: Faz Estrada Continental Km 15, No Number, Fazenda Takuare, Angelica – Mato Grosso do Sul

National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09

IV	CREDIT RIGHTS: One hundred percent (100%) of the credit rights arising from the derivatives transaction executed with BANK ITAÚ BBA S.A., with headquarters in the São Paulo/SP at Av. Brigadeiro Faria Lima 3400 – 3rd to 8th and 11 and 12 floors/Part, enrolled with the National Corporate Taxpayers Register (CNPJ/MF) under No. 17.298.092/0001-30, as described in details in Exhibit I.

V	SECURED OBLIGATIONS: Obligations undertaken by the DEBTOR under the Export Credit Noted signed on March 4, 2013 with disbursement on March 5, 2013 and its amendments (“INSTRUMENT”), by which the FIDUCIARY CREDITOR granted a Credit Note to the Exporter on behalf of DEBTOR in the principal amount of seventy-five million Reais (R$75,000,000.00) for the term of two thousand, two hundred and one (2201) days, with maturity on March 15, 2019 at interest of one hundred percent (100%) of CDI, plus fixed rate of three point twenty percent per annum (3.20% a.a.), equivalent to zero point two six two eight three four percent per month (0.263834% p.m.) to be paid in sixty-two (62) interest installments, with the 1st installment maturing on September 16, 2013 and the last installment maturing on March 15, 2019 calculated on an exponential “pró-rata temporis” basis, based on a year of three hundred and sixty (360) days to be paid pursuant to Section 04 of the mentioned Note, via Same Day Electronic Funds Transfer (TED) or debit in account, added to this amount all other charges and obligations assumed by the BORROWER in the Note, such as charges arising from delays on behalf of the DEBTOR, late payment interest at the effective rate of one percent per month (1% p.m.), plus late payment surcharge calculated daily, according to the Central Bank’s Selic Rate, published by Andima, plus the percentage of one per annum (1% p.a.). In the case of judicial and/or extrajudicial collection, the DEBTOR shall pay compensation for attorneys’ fees, provided that stipulated by the parties on twenty percent (20%) on the value of the cause, regardless of payment of principal, late payment interest and other charges and/or expenses provided for in the Note or by law, as fees potentially due to the CREDITOR’S lawyers, as costs borne by the defeated party, plus all other charges and obligations undertaken by the DEBTOR in the INSTRUMENT (whose copy shall be an integral part hereof as Exhibit II)

INSTRUMENT: 100113030001400

AUTHENTICATION (SIM-II): 0C6EDE78-9F26-4C71-85A2-0AEFEE7F7A13

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/DERIVATIVES/IBBA/BRASIL ADECOAGRO_CNPJ07903169

By this private instrument and on the best terms of the law, the parties named and qualified above, by their undersigned legal representatives, agreed to enter into this Private Instrument of Fiduciary Assignment of Credit Rights No. 100113030001400 (“AGREEMENT”), which shall be governed by the following provisions and conditions:

1.) FIDUCIARY ASSIGNMENT

1.1. As a guarantee for all present and future principal, ancillary and default obligations undertaken or that may be undertaken by the DEBTOR in the INSTRUMENT, as well as any amendments thereto or extensions thereof, the ASSIGNOR hereby assigns and transfers to FIDUCIARY CREDITOR, as an fiduciary assignment as guarantee, as provided for by article 66-B of Law No. 4728/65 as amended by article 55 of Law No. 10931/04, Decree Law No. 911/69 dated October 01, 1969, as amended, the fiduciary ownership, the terminable title and the indirect possession of the CREDIT RIGHTS held by ASSIGNOR as a result of the derivative transaction effectively transacted by ASSIGNOR with ITAÚ BBA. ASSIGNOR irrevocably and irreversibly represents that the CREDIT RIGHTS are free and clear of any liens, burden or judicial or extrajudicial pending matters of any kind whatsoever, including tax matters.

1.2. The supporting original documents of the CREDIT RIGHTS, as provided for by paragraph three of article 66-B of Law No. 4728/65, as amended by Law No. 10931/04, shall remain under the possession of the ASSIGNOR, in view of its intention to maintain them. However, the ASSIGNOR shall hold the incumbency of bona-fide depositary, pursuant to item “i” of section 2.1.

1.3. ITAÚ BBA hereby declares to be aware of the fiduciary assignment, undertaking to make payments relating to the CREDIT RIGHTS by means of a deposit in a blocked account held by the ASSIGNOR with ITAÚ BBA: Branch 001 account No. 077184-1 (“BLOCKED ACCOUNT”).

1.3.1 ASSIGNOR represents that it is aware of and accepts all the “Terms and Conditions of the Blocked Deposit Account” which governs the conditions for opening and use of the BLOCKED ACCOUNT which is registered with the 7th Registry of Deeds and Documents and Civil Registry of Legal Entities of the Capital City under No. 1.814.492.

1.4. If the DEBTOR pays in full each installment of the SECURED OBLIGATIONS on the dates established in the INSTRUMENT, ITAÚ BBA shall transfer the corresponding part of the CREDIT RIGHTS to the following checking account held by the ASSIGNOR:

Bank: 341 Branch: 5602 Checking Account No. 01632-0

1.5. In the event of default by the DEBTOR under the INSTRUMENT or by the ASSIGNOR in relation to this AGREEMENT, ITAÚ BBA, as fiduciary owner of the CREDIT RIGHTS, shall immediately withhold one hundred percent (100%) of the amounts deposited in the BLOCKED ACCOUNT, and shall exercise on the CREDIT RIGHTS and on the proceeds of their collection all rights entitled to it by the applicable law, as set forth in Section 4.2.

1.5.1. Irrespective of the foregoing, the DEBTOR shall remain personally liable for any unpaid amounts of the SECURED OBLIGATIONS, including when such default results from insufficient funds deposited in the BLOCKED ACCOUNT.

1.6. The operation of the BLOCKED ACCOUNT shall be exclusively made by ITAÚ BBA, which may upon verification of default of any section of this AGREEMENT or the GUARANTEED OBLIGATIONS, perform drafts, make investments, debit amounts and redeem funds maintained in the BLOCKED ACCOUNT, always and at any time, pursuant to the provisions and conditions set forth in this AGREEMENT.

INSTRUMENT: 100113030001400

AUTHENTICATION (SIM-II): 0C6EDE78-9F26-4C71-85A2-0AEFEE7F7A13

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/DERIVATIVES/IBBA/BRASIL ADECOAGRO_CNPJ07903169

1.7. The ASSIGNOR exempts FIDUCIARY ASSIGNOR for any liability for bar due to statutes of limitation, issuance or origin of any note or credit that is or may be the subject-matter of this guarantee, being incumbent upon the ASSIGNOR to take, in a timely manner and at its own expenses, any appropriate action to protect and preserve the rights that represent the guarantee.

1.8. Once full payment of all monetary obligations set forth in the INSTRUMENT have been fulfilled, this AGREEMENT shall be deemed automatically expired, and the property guarantees created herein shall be released.

2.) ASSIGNOR’S STATEMENTS AND OBLIGATIONS

2.1. The ASSIGNOR hereby irrevocably and irreversibly undertakes the following obligations and makes the following statements, whose veracity is essential condition and reason for execution of this AGREEMENT by FIDUCIARY CREDITOR:

a) the CREDIT RIGHTS of the ASSIGNOR result from the derivative transaction effectively contracted by ASSIGNOR:

b) the ASSIGNOR is the lawful holder and owner of the CREDIT RIGHTS, which are free of any liens, disposal, security, pledge, charges or encumbrances of any kind whatsoever, whether legal or conventional, except for the fiduciary assignment as guarantee under this AGREEMENT;

c) this agreement represents a valid and legal obligation for the ASSIGNOR, enforceable pursuant to its provisions;

d) the ASSIGNOR is duly authorized to enter into this agreement and comply with all obligations hereunder, and all requirements set forth by law or in the articles of association required for this engagement were fulfilled;

e) neither the execution of this AGREEMENT nor the consummation of the provisions agreed upon herein violate:

(i) any provision of the ASSIGNOR’S articles of incorporation or articles of association or by-laws; and/or

(ii) the constitution, statute, law, regulations or order of any governmental authority in relation to the ASSIGNOR or to related persons; and/or

(iii) any agreements, contracts, government authorizations, instruments, covenants or commitments to which the ASSIGNOR or related persons are bound;

f) the ASSIGNOR shall not assign any of its rights and obligations arising out of the CREDIT RIGHTS to any third parties without the prior and express written consent of ITAÚ BBA;

g) the ASSIGNOR undertakes to defend, on its own behalf, the ITAÚ BBA’S rights of FIDUCIARY ASSIGNOR in the CREDIT RIGHTS created under this instrument against any lawsuits that may be filed by any third parties;

h) the ASSIGNOR undertakes liability for valid settlement of the CREDIT RIGHTS and shall be liable for any occurrence of default and/or bar due to statutes of limitation, being incumbent upon ASSIGNOR, for the benefit of the guarantee created herein, to take any actions required for the defense of the credit, at its own expenses;

i) the ASSIGNOR undertakes to deliver to FIDUCIARY CREDITOR the original documents that evidence the creation of the CREDIT RIGHTS, as well as any other related documents that may be requested by FIDUCIARY CREDITOR in Exhibit I. It shall be incumbent upon the ASSIGNOR, as bona-fide depositary, the safeguard and protection of the documents evidencing the enforceability of

INSTRUMENT: 100113030001400

AUTHENTICATION (SIM-II): 0C6EDE78-9F26-4C71-85A2-0AEFEE7F7A13

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/DERIVATIVES/IBBA/BRASIL ADECOAGRO_CNPJ07903169

the CREDIT RIGHTS, and it shall undertake the liabilities inherent in its preservation, a charge that the ASSIGNOR accepts without consideration, in an irrevocable and irreversible manner, subject to any penalties provided for by the civil and criminal law arising therefrom, as provided for by articles 627 et seq of the Brazilian Civil Code. The ASSIGNOR shall not dispose of the aforementioned documents for any reason whatsoever, without the prior and written authorization of ITAÚ BBA, until all SECURED OBLIGATIONS have been fully complied with, which shall be evidenced by written release or definite settlement by FIDUCIARY CREDITOR;

j) the ASSIGNOR undertakes to perform all acts and execute any and all documents required for maintenance of the rights arising out of this AGREEMENT, as well as to make at its own expense the registration of this AGREEMENT and its Exhibits or amendments with the proper Deeds and Documents Registry;

k) the ASSIGNOR undertakes to solely authorize the release of the CREDIT RIGHTS and/or of any other credit rights that may be granted as fiduciary assignment under this instrument or any addenda or amendments hereto, as well as the writing down of this fiduciary assignment, upon express, prior, written authorization from FIDUCIARY ASSIGNOR, and any act contrary to the provisions hereof shall be deemed null and void by operation of law;

l) the ASSIGNOR undertakes to reinforce, replace or supplement this guarantee with other guarantees at FIDUCIARY ASSIGNOR discretion, and within the term of ten (10) business days, if the CREDIT RIGHTS are the subject-matter of levy of execution, seizure, provisional attachment or any other judicial or administrative measure, or if they suffer depreciation, deterioration, devaluation, disturbance, usurpation or become unfit, improper, useless or insufficient to ensure compliance with the principal and ancillary obligations under the DEBTOR’S liability arising out of the INSTRUMENT;

m) the ASSIGNOR undertakes not to dispose, assign, transfer, sell, lease or encumber with liens of any kind whatsoever the CREDIT RIGHTS provided as fiduciary assignment as guarantee, without the prior and written consent of ITAÚ BBA, until the obligations under the DEBTOR’S liability arising out of the INSTRUMENT are fulfilled;

n) the ASSIGNOR shall notify FIDUCIARY ASSIGNOR, within forty-eight (48) hours, of any development that may depreciate or threaten the health of the guarantee provided under this AGREEMENT; and

o) The ASSIGNOR shall record this fiduciary assignment as guarantee in its accounting books.

2.2. The representations and warranties above shall survive after execution of this instrument and shall be automatically applicable in relation to any additional CREDIT RIGHTS that may be delivered to the FIDUCIARY CREDITOR under this AGREEMENT.

3. CREDIT RIGHTS

3.1. FIDUCIARY CREDITOR is hereby authorized, in an irrevocable and irreversible manner, to withhold the amounts received until new CREDIT RIGHTS are delivered and accepted as guarantee, or in case of any default by the DEBTOR in relation to the INSTRUMENT or by the ASSIGNOR in relation to this instrument or to the SECURED OBLIGATIONS, and to use them for amortization or settlement of the amounts due by the DEBTOR in connection with the SECURED OBLIGATIONS.

4. REASONS FOR DEFAULT AND ACCELERATION

4.1. This agreement may be deemed accelerated, irrespective of previous notice or judicial or extrajudicial notification, and FIDUCIARY CREDITOR shall be authorized to sell the CREDIT RIGHTS extra-judicially and to use the proceeds of any such sale or the proceeds of the settlement, by the corresponding debtors of the CREDIT RIGHTS for payment of its principal and ancillary credits and any other charges arising out of the INSTRUMENT, in the event of non receipt by FIDUCIARY

INSTRUMENT: 100113030001400

AUTHENTICATION (SIM-II): 0C6EDE78-9F26-4C71-85A2-0AEFEE7F7A13

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/DERIVATIVES/IBBA/BRASIL ADECOAGRO_CNPJ07903169

CREDITOR of any amounts due to it by DEBTOR or upon occurrence of any of the events below which the parties hereby agree to be the direct cause of the undue increase of the risk of default of the obligations undertaken by the DEBTOR which makes the credit extension obligation undertaken by FIDUCIARY CREDITOR more onerous:

a) failure by the DEBTOR or by the ASSIGNOR, within the term and in the manner that are appropriate, to comply with any principal or ancillary obligation undertaken to FIDUCIARY CREDITOR under the INSTRUMENT or this AGREEMENT;

b) if any representation made by the DEBTOR or by the ASSIGNOR in the INSTRUMENT or in this INSTRUMENT or AGREEMENT, as the case may be, is incorrect, inaccurate or false in any material aspect, without prejudice to any damages and losses due by the corresponding declarer;

c) if there is any breach of this AGREEMENT has been incurred by the DEBTOR or the ASSIGNOR; or

d) in the event of assignment, transfer, sale, disposal or encumbrance, by the ASSIGNOR, of any right or obligation arising out of the CREDIT RIGHTS, without the due prior written consent of ITAÚ BBA;

4.2. In case of the DEBTOR’S default or delay in relation to the obligations undertaken in the INSTRUMENT, the FIDUCIARY CREDITOR in the capacity of fiduciary owner of the CREDIT RIGHTS hereby delivered as fiduciary assignment as guarantee, shall exercise thereon, as well as on the proceeds resulting from their collection, all powers ensured to it by the applicable law, especially article 1364 of the Brazilian Civil Code, including ad judicia and ad negotia powers, with authorization to assign or transfer the CREDIT RIGHTS, in any manner, irrespective of auction, public notice, previous evaluation or any other judicial or extrajudicial measure, as well as to transfer and operate the proceeds resulting from the collection of the CREDIT RIGHTS, give release and execute any documents or instruments, however special they may be, required for performance of the acts referred to herein, everything without the need for any prior notice or notification to the ASSIGNOR.

4.3. In the event set forth in section 4.2 above, FIDUCIARY ASSIGNOR, at its own discretion, shall use the proceeds of the assignment or transfer of the CREDIT RIGHTS in the total or partial settlement of the SECURED OBLIGATIONS, and the DEBTOR shall remain liable for the payment of any remaining balance, within twenty-four (24) hours as from written notification from FIDUCIARY CREDITOR to DEBTOR. Said procedure shall not prevent collection thereof by means of foreclosure, as provided for by article 585 of the Brazilian Code of Civil Procedure, in case that the balance remains unpaid. In case of remaining positive balance, it shall be immediately made available to the ASSIGNOR.

4.4. Without prejudice to the fiduciary assignment as guarantee provided in this AGREEMENT or to any other guarantees that may be provided under the INSTRUMENT, the FIDUCIARY CREDITOR may use, withhold of offset any other amounts, guarantees, notes or values held or that may be held by it, on any account whatsoever, owned by the ASSIGNOR, which hereby delivers them as a guarantee for payment of the amounts due by the DEBTOR to FIDUCIARY CREDITOR, using them for amortization or settlement of any of the obligations set forth in the INSTRUMENT, in the event of delay or default by the DEBTOR. FIDUCIARY CREDITOR is hereby irrevocably and irreversibly vested in all powers required to carry out the aforementioned withholding and offset.

5. AMENDMENTS AND CHANGES – The parties agree that:

a) any change to this AGREEMENT shall solely take place by means of a written instrument executed by both parties, except for the covenants included in this Section.

INSTRUMENT: 100113030001400

AUTHENTICATION (SIM-II): 0C6EDE78-9F26-4C71-85A2-0AEFEE7F7A13

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/DERIVATIVES/IBBA/BRASIL ADECOAGRO_CNPJ07903169

b) the changes to Exhibit II which includes the changes to the qualification of the SECURED OBLIGATIONS, the inclusion of a new obligation to be guaranteed or the exclusion of any of the obligations listed in Exhibit II may be made through an amendment to Exhibit II or a replacement of Exhibit II for another one;

c) Exhibits I and II may not be changed or replaced (i) if any CREDIT RIGHT is extinguished or loses its validity provided that the ASSIGNOR(S) is not required to replace it in view of the such events; and (ii) if any SECURED OBLIGATION is also extinguished for having been complied with in its entirety;

6.) GENERAL PROVISIONS

6.1. Any and all expense incurred by any of the parties for preparation, execution or registration of this instrument shall be paid by the ASSIGNOR, including and especially the registration of this instrument with the applicable Registry of Deeds and Documents.

6.2. All notices, requests, claims or other communications that may be addressed to or by the parties shall be made in writing and delivered in person or sent by fax with transmission registration, or by registered letter, to the addresses set forth below, or to any other address that the parties may previously indicate in writing.

BANCO ITAÚ BBA S.A.

Av. das Nações Unidas, 7815 5th Floor – Pinheiros – São Paulo—SP

Phone: (11) 3157-5947

Att. Moises Franco da Silva

Email: moises.franco@itaubba.com

ASSIGNOR:

“SAME ADDRESS INDICATED IN THE PREAMBLE”

“C/O FINANCIAL MANAGEMENT”

6.3. FIDUCIARY CREDITOR may, at any time, assign or grant interests in a part or in all rights relating to this agreement to any third parties, freely. The ASSIGNOR is expressly forbidden from transferring to any third parties any of the obligations set forth herein, unless upon prior, express consent from the FIDUCIARY CREDITOR.

6.4. This AGREEMENT shall come into force as of the date of its execution until final settlement of all SECURED OBLIGATIONS.

6.5. This AGREEMENT is entered into in an irrevocable and irreversible manner and is binding upon the parties and their respective heirs and successors on any account whatsoever.

6.6. The failure to exercise any right or privilege ensured by this AGREEMENT, the INSTRUMENT or by law to FIDUCIARY CREDITOR, as well as any forbearance in relation to any delay in compliance with any of the obligations undertaken by the DEBTOR or by the ASSIGNOR under this AGREEMENT or under the INSTRUMENT shall not be deemed novation or waive of any section of this AGREEMENT.

6.7. The DEBTOR and the ASSIGNOR authorize FIDUCIARY CREDITOR for the term of effectiveness of this AGREEMENT to:

INSTRUMENT: 100113030001400

AUTHENTICATION (SIM-II): 0C6EDE78-9F26-4C71-85A2-0AEFEE7F7A13

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/DERIVATIVES/IBBA/BRASIL ADECOAGRO_CNPJ07903169

a) supply to the Central Bank of Brazil (BACEN), to be entered into the Credit Information System-SCR, information about the amount of its due and overdue debts, including delayed debts and transactions written down with loss, as well as the amount of the co-obligations undertaken and the guarantees provided, and

b) consult the SCR about any existing information on behalf of the DEBTOR and the ASSIGNOR.

6.7.1. The SCR purpose is to provide BACEN with information on credit transactions for supervision of the credit risk and for exchange of information among financial institutions. The DEBTOR and the ASSIGNOR are aware that any consultation to the SCR by FIDUCIARY CREDITOR requires previous authorization therefrom and ratify any consultation previously made for purposes of this engagement. The DEBTOR and the ASSIGNOR may have access, at any time, to the SCR data through the means made available to them by BACEN and, in case of any divergence in the SCR data supplied byFIDUCIARY CREDITOR, the DEBTOR and the ASSIGNOR may request any correction, exclusion or registration of supplementary annotation, including of legal measures, upon written and justified request to FIDUCIARY CREDITOR.

6.8. FIDUCIARY CREDITOR is hereby entitled to full right of verifying the integrity of the CREDIT RIGHTS and may, therefore, request to their debtor(s) and/or manager(s) the provision, at any time, of a statement of maintenance of the registration of this fiduciary assignment as guarantee.

6.9. The Parties hereby agree and declare that by reason of this fiduciary assignment of CREDIT RIGHTS in guarantee of the INSTRUMENT, the CREDIT RIGHTS shall not be subject to the offset provided in the Derivatives Transactions Execution Agreement No. 3290.

6.10 The parties elect the Courts of the Judicial District of the City of São Paulo, State of São Paulo, to resolve any issues arising out of this AGREEMENT and waive any other courts, however privileged they may be. FIDUCIARY CREDITOR reserves the right to choose the courts of the location of the CREDIT RIGHTS or those of the ASSIGNOR’S domicile.

This instrument is issued in three (03) identical counterparts and executed by the parties identified in the preamble hereof, in the presence of the witnesses below:

São Paulo, March 4, 2013.

BANCO ITAU BBA S.A.

ASSIGNOR/DEBTOR: ADECOAGRO VALE DO IVINHEMA LTDA

Corporate Taxpayers Register (CNPJ): 07.903.169/0001-09

Witnesses:
1.	2.

INSTRUMENT: 100113030001400

AUTHENTICATION (SIM-II): 0C6EDE78-9F26-4C71-85A2-0AEFEE7F7A13

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/DERIVATIVES/IBBA/BRASIL ADECOAGRO_CNPJ07903169

EXHIBIT I TO

PRIVATE INSTRUMENT OF FIDUCIARY ASSIGNMENT OF CREDIT

No. 100113030001400

Cash Flow Swap Transaction Confirmation No. 109813030003900, in the total amount of R$75,000,000.00, with opening date on March 4, 2013 and maturity on March 15, 2019 linked to DERIVATIVES TRANSACTION EXECUTION AGREEMENT No. 3290, signed by ITAU BBA on March 6, 2012, and the 1st AMENDMENT TO THE DERIVATIVES TRANSACTION EXECUTION AGREEMENT No. 3290, executed by ITAU BBA on April 27, 2012.

ASSIGNOR: ADECOAGRO VALE DO IVINHEMA LTDA

Corporate Taxpayers Register (CNPJ): 07.903.169/0001-09

INSTRUMENT: 100113030001400

AUTHENTICATION (SIM-II): 0C6EDE78-9F26-4C71-85A2-0AEFEE7F7A13

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/DERIVATIVES/IBBA/BRASIL ADECOAGRO_CNPJ07903169

EXHIBIT II TO

PRIVATE INSTRUMENT OF FIDUCIARY ASSIGNMENT OF CREDIT

No. 100113030001400

Insert copy of the Instrument subject of guarantee No. 100113030001400

INSTRUMENT: 100113030001400

AUTHENTICATION (SIM-II): 0C6EDE78-9F26-4C71-85A2-0AEFEE7F7A13

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/DERIVATIVES/IBBA/BRASIL ADECOAGRO_CNPJ07903169

PRIVATE INSTRUMENT OF FIDUCIARY ASSIGNMENT OF CREDIT RIGHTS

Nº 100113030001400A

I

ITAÚ BBA: BANCO ITAÚ BBA S.A.

Principal place of business: Av. Brigadeiro Faria Lima, 3400, 3rd to 8th, 11th and 12th Floors – District of Itaim Bibi, City of São Paulo, State of São Paulo

National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 17.928.092/0001-30

II

ASSIGNOR: ADECOAGRO VALE DO IVINHEMA LTDA.

Principal place of business: Faz Estrada Continental Km 15, No Number, Fazenda Takuare, Angelica – Mato Grosso do Sul

National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09

III

DEBTOR: ADECOAGRO VALE DO IVINHEMA LTDA.

Principal place of business: Faz Estrada Continental Km 15, No Number, Fazenda Takuare, Angelica – Mato Grosso do Sul

National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09

IV	CREDIT RIGHTS: One hundred percent (100%) of all credit rights detailed below: RESERVE ENERGY AGREEMENT – CER No. 04/08 PRODUCT 2010/2025 – Reserve Energy Agreement – CER in the Modality of Electric Energy Availability entered into between UTE Angelica and Câmara de Comercialização de Energia Elétrica – CCEE and the FIRST AMENDMENT TO THE RESERVE ENERGY AGREEMENT—CER No. 04/08 dated as of December 22, 2010. On one part, Angélica Agroenergia LTDA., National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09, and the current Corporate Name in the National Corporate Taxpayers Register being ADECOAGRO VALE DO IVINHEMA LTDA., hereinafter referred to as SELLER, and on the other part, Câmara de Comercialização de Energia Elétrica – CCEE, Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 03.034.433/0001-56 simply referred to as CCEE, the subject-matter of the agreement shall be to establish the terms and conditions for contracting electric energy pursuant to SECTION 1 – SUBJECT-MATTER AND EXHIBITS OF THE AGREEMENT within the term and effectiveness pursuant to SECTION 4—EFFECTIVENESS OF THE AGREEMENT AND PERIOD OF SUPPLY of the respective RESERVE ENERGY AGREEMENT—CER No. 04/08 PRODUCT 2010/2025 as described in details in Exhibit I.

V	SECURED OBLIGATIONS: Obligations undertaken by the DEBTOR under the contracted transactions/operations described in Exhibit II (which is an integral part to this Agreement, and which shall be amended/replaced, and also registered before the competent registry office, in cases of replacement or insertion of new transactions/operations/secured obligations), which full and timely compliance shall be guaranteed by this Agreement: principal, remuneration charges and default interest, commissions, tariffs and fees, taxes, monetary adjustment, indemnities, liquidated- damages clause and fines, exchange variation and others, all of them expressly described in Exhibit II.

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/WITHOUTCOLLECTION

_ADECOAGRO_CNPJ07903169

VI	MINIMUM AMOUNT OF CREDIT RIGHTS: It is hereby established that the totality of the CREDIT RIGHTS deposited into the blocked account annually shall correspond to the minimum of one hundred and ten percent (110%) of the principal amount of the SECURED OBLIGATIONS.

By this private instrument and on the best terms of the law, the parties named and qualified above, by their undersigned legal representatives, agreed to enter into this Private Instrument of Fiduciary Assignment of Credit Rights No. 100113030001400A (“AGREEMENT”), which shall be governed by the following provisions and conditions:

1.) FIDUCIARY ASSIGNMENT

1.1. As a guarantee for all present and future principal, ancillary and default obligations undertaken or that may be undertaken by the DEBTOR in the SECURED OBLIGATIONS, as well as any amendments thereto or extensions thereof, the ASSIGNOR hereby assigns and transfers to ITAÚ BBA, as an fiduciary assignment as guarantee, as provided for by article 66-B of Law No. 4728/65 as amended by article 55 of Law No. 10931/04, Decree Law No. 911/69 dated October 01, 1969, as amended, the fiduciary ownership, the terminable title and the indirect possession of the CREDIT RIGHTS drawn up by ASSIGNOR as a result of the transactions of the RESERVE ENERGY AGREEMENT – CER No. 04/08 PRODUCT 2010/2025 – Reserve Energy Agreement – CER, in the Modality of Electric Energy Availability entered into between UTE Angelica and Câmara de Comercialização de Energia Elétrica – CCEE and the FIRST AMENDMENT TO RESERVE ENERGY AGREEMENT—CER No. 04/08 dated as of December 22, 2010. On one part, Angélica Agroenergia Ltda., National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09, and the current Corporate Name in the National Corporate Taxpayers Register being ADECOAGRO VALE DO IVINHEMA LTDA., hereinafter referred to as SELLER, and on the other part, Câmara de Comercialização de Energia Elétrica – CCEE, Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 03.034.433/0001-56 simply referred to as CCEE, the subject-matter of the agreement shall be to establish the terms and conditions for contracting electric energy pursuant to SECTION 1 – SUBJECT-MATTER AND EXHIBITS OF THE AGREEMENT within the term and effectiveness pursuant to SECTION 4—EFFECTIVENESS OF THE AGREEMENT AND PERIOD OF SUPPLY of the respective RESERVE ENERGY AGREEMENT—CER No. 04/08 PRODUCT 2010/2025 actually made by ASSIGNOR. ASSIGNOR irrevocably and irreversibly represents that the CREDIT RIGHTS are free and clear of any liens, burden or judicial or extrajudicial pending matters of any kind whatsoever, including tax matters.

1.2. The supporting original documents of the CREDIT RIGHTS, as provided for by paragraph three of article 66-B of Law No. 4728/65, as amended by Law No. 10931/04, shall remain under the possession of the ASSIGNOR, in view of its intention to maintain them. However, the ASSIGNOR shall hold the incumbency of bona-fide depositary, pursuant to item “i” of section 2.1.

1.3. The ASSIGNOR shall notify the debtor(s) of the CREDIT RIGHTS within thirty (30) days as of the date of signature of this AGREEMENT through correspondences according to the terms of Exhibit III, so the debtor(s) is(are) able to provide any and all payments relating to the CREDIT RIGHTS by means of a deposit in a blocked account held by the ASSIGNOR with ITAÚ BBA: 77234-1, branch 001 (“BLOCKED ACCOUNT”).

1.3.1 ASSIGNOR represents that it is aware of and accepts all the “Terms and Conditions of the Blocked Deposit Account” which governs the conditions for opening and use of the BLOCKED ACCOUNT which is registered with the 7th Registry of Deeds and Documents and Civil Registry of Legal Entities of the Capital City under No. 1.814.492.

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/WITHOUTCOLLECTION

_ADECOAGRO_CNPJ07903169

1.4. While the DEBTOR is compliant with the SECURED OBLIGATIONS, ITAÚ BBA shall transfer all funds deposited in the BLOCKED ACCOUNT to the following checking account held by the ASSIGNOR:

Bank: 341 Branch: 5602 Checking Account No. 01632-0

1.5. In the event of default by the DEBTOR in relation to the SECURED OBLIGATIONS or by the ASSIGNOR in relation to this AGREEMENT, ITAÚ BBA, as fiduciary owner of the CREDIT RIGHTS, shall immediately withhold one hundred percent (100%) of the amounts deposited in the BLOCKED ACCOUNT, and shall exercise on the CREDIT RIGHTS and on the proceeds of their collection all rights entitled to it by the applicable law, as set forth in Section 3.2.

1.5.1. Irrespective of the foregoing, the DEBTOR shall remain personally liable for any unpaid amounts of the SECURED OBLIGATIONS, including when such default results from insufficient funds deposited in the BLOCKED ACCOUNT.

1.6. The operation of the BLOCKED ACCOUNT shall be exclusively made by ITAÚ BBA, which may upon verification of default of any section of this AGREEMENT or early maturity, perform drafts, make investments, debit amounts and redeem funds maintained in the BLOCKED ACCOUNT, always and at any time, pursuant to the provisions and conditions set forth in this AGREEMENT.

1.7. The ASSIGNOR exempts ITAÚ BBA for any liability for bar due to statutes of limitation, issuance or origin of any note or credit that is or may be the subject-matter of this guarantee, being incumbent upon the ASSIGNOR to take, in a timely manner and at its own expenses, any appropriate action to protect and preserve the rights that represent the guarantee.

1.8. Once full payment of all monetary obligations set forth in the SECURED OBLIGATIONS have been fulfilled, this AGREEMENT shall be deemed automatically expired, and the property guarantees created herein shall be released.

2.) ASSIGNOR’S STATEMENTS AND OBLIGATIONS

2.1. The ASSIGNOR hereby irrevocably and irreversibly undertakes the following obligations and makes the following statements, whose veracity is essential condition and reason for execution of this AGREEMENT by ITAÚ BBA:

a) the CREDIT RIGHTS of the ASSIGNOR result from transactions of RESERVE ENERGY AGREEMENT – CER No. 04/08 PRODUCT 2010/2025 – Reserve Energy Agreement – CER in the Modality of Electric Energy Availability entered into between UTE Angelica and Câmara de Comercialização de Energia Elétrica – CCEE and FIRST AMENDMENT TO THE RESERVE ENERGY AGREEMENT—CER No. 04/08 dated as of December 22, 2010. On one part, Angélica Agroenergia LTDA., National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09, and the current Corporate Name in the National Corporate Taxpayers Register being ADECOAGRO VALE DO IVINHEMA LTDA., hereinafter referred to as SELLER, and on the other part, Câmara de Comercialização de Energia Elétrica – CCEE, Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 03.034.433/0001-56 simply referred to as CCEE, the subject-matter of the agreement shall be to establish the terms and conditions for contracting electric energy pursuant to SECTION 1 – SUBJECT-MATTER AND EXHIBITS OF THE AGREEMENT within the term and effectiveness pursuant to SECTION 4—EFFECTIVENESS OF THE AGREEMENT AND PERIOD OF SUPPLY of the respective RESERVE ENERGY AGREEMENT—CER No. 04/08 PRODUCT 2010/2025 actually performed by the ASSIGNOR;

b) the ASSIGNOR is the lawful holder and owner of the CREDIT RIGHTS, which are free of any liens, disposal, security, pledge, charges or encumbrances of any kind whatsoever, whether legal or conventional, except for the fiduciary assignment as guarantee under this AGREEMENT;

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

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c) this agreement represents a valid and legal obligation for the ASSIGNOR, enforceable pursuant to its provisions;

d) the ASSIGNOR is duly authorized to enter into this agreement and comply with all obligations hereunder, and all requirements set forth by law or in the articles of association required for this engagement were fulfilled;

e) neither the execution of this AGREEMENT nor the consummation of the provisions agreed upon herein violate:

(i) any provision of the ASSIGNOR’S articles of incorporation or articles of association or by-laws; and/or

(ii) the constitution, statute, law, regulations or order of any governmental authority in relation to the ASSIGNOR or to related persons; and/or

(iii) any agreements, contracts, government authorizations, instruments, covenants or commitments to which the ASSIGNOR or related persons are bound;

f) the ASSIGNOR shall not assign any of its rights and obligations arising out of the CREDIT RIGHTS to any third parties without the prior and express written consent of ITAÚ BBA;

g) the ASSIGNOR undertakes to defend, on its own behalf, the ITAÚ BBA’S rights in the CREDIT RIGHTS created under this instrument against any lawsuits that may be filed by any third parties;

h) the ASSIGNOR undertakes liability for valid settlement of the CREDIT RIGHTS and shall be liable for any occurrence of default and/or bar due to statutes of limitation, being incumbent upon ASSIGNOR, for the benefit of the guarantee created herein, to take any actions required for the defense of the credit, at its own expenses;

i) the ASSIGNOR undertakes to deliver to ITAÚ BBA the original documents that evidence the creation of the CREDIT RIGHTS, as well as any other related documents that may be requested by ITAÚ BBA in Exhibit I. It shall be incumbent upon the ASSIGNOR, as bona-fide depositary, the safeguard and protection of the documents evidencing the enforceability of the CREDIT RIGHTS, and it shall undertake the liabilities inherent in its preservation, a charge that the ASSIGNOR accepts without consideration, in an irrevocable and irreversible manner, subject to any penalties provided for by the civil and criminal law arising therefrom, as provided for by articles 627 et seq of the Brazilian Civil Code. The ASSIGNOR shall not dispose of the aforementioned documents for any reason whatsoever, without the prior and written authorization of ITAÚ BBA, until all SECURED OBLIGATIONS have been fully complied with, which shall be evidenced by written release or definite settlement by ITAÚ BBA;

j) the ASSIGNOR undertakes to perform all acts and execute any and all documents required for maintenance of the rights arising out of this AGREEMENT, as well as to make at its own expense the registration of this AGREEMENT and its Exhibits or amendments with the proper Deeds and Documents Registry;

k) the ASSIGNOR represents it has informed the debtor(s) of the CREDIT RIGHTS that all payments due to it, ASSIGNOR, in relation to the CREDIT RIGHTS shall be made in the BLOCKED ACCOUNT.

l) the ASSIGNOR undertakes to solely authorize the release of the CREDIT RIGHTS and/or of any other credit rights that may be granted as fiduciary assignment under this instrument or any addenda or amendments hereto, as well as the writing down of this fiduciary assignment, upon express, prior, written authorization from ITAÚ BBA, and any act contrary to the provisions hereof shall be deemed null and void by operation of law;

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/WITHOUTCOLLECTION

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m) the ASSIGNOR undertakes to reinforce, replace or supplement this guarantee with other guarantees at ITAÚ BBA’S discretion, and within the term of ten (10) business days, if the CREDIT RIGHTS are the subject-matter of levy of execution, seizure, provisional attachment or any other judicial or administrative measure, or if they suffer depreciation, deterioration, devaluation, disturbance, usurpation or become unfit, improper, useless or insufficient to ensure compliance with the principal and ancillary obligations under the DEBTOR’S liability arising out of the INSTRUMENT;

n) the ASSIGNOR undertakes not to dispose, assign, transfer, sell, lease or encumber with liens of any kind whatsoever the CREDIT RIGHTS provided as fiduciary assignment as guarantee, without the prior and written consent of ITAÚ BBA, until the obligations under the DEBTOR’S liability arising out of the INSTRUMENT are fulfilled;

o) the ASSIGNOR shall notify ITAÚ BBA, within forty-eight (48) hours, of any development that may depreciate or threaten the health of the guarantee provided under this AGREEMENT; and

p) The ASSIGNOR shall record this fiduciary assignment as guarantee in its accounting books.

2.2. The representations and warranties above shall survive after execution of this instrument and shall be automatically applicable in relation to any additional CREDIT RIGHTS that may be delivered to the ITAÚ BBA under this AGREEMENT.

3.) CREDIT RIGHTS

3.1. ITAÚ BBA is hereby authorized, in an irrevocable and irreversible manner, to withhold the amounts received until new CREDIT RIGHTS are delivered and accepted as guarantee, or in case of any default by the DEBTOR in relation to the AGREEMENT or by the ASSIGNOR in relation to this instrument or to the SECURED OBLIGATIONS, and to use them for amortization or settlement of the amounts due by the DEBTOR in connection with the SECURED OBLIGATIONS.

4.) REASONS FOR DEFAULT AND ACCELERATION

4.1. This agreement may be deemed accelerated, irrespective of previous notice or judicial or extrajudicial notification, and ITAÚ BBA shall be authorized to sell the CREDIT RIGHTS extrajudicially and to use the proceeds of any such sale or the proceeds of the settlement, by the corresponding debtors of the CREDIT RIGHTS for payment of its principal and ancillary credits and any other charges arising out of the SECURED OBLIGATIONS, in the event of non receipt by ITÁU BBA of any amounts due to it by DEBTOR or upon occurrence of any of the events below which the parties hereby agree to be the direct cause of the undue increase of the risk of default of the obligations undertaken by the DEBTOR which makes the credit extension obligation undertaken by ITAÚ BBA more onerous:

a) failure by the DEBTOR or by the ASSIGNOR, within the term and in the manner that are appropriate, to comply with any principal or ancillary obligation undertaken to ITAÚ BBA under the SECURED OBLIGATIONS, this AGREEMENT or any other agreement entered into by the DEBTOR or by the ASSIGNOR with ITAÚ BBA and/or any other company directly and/or indirectly related / associated / contracted by ITAÚ BBA and/or its controlling company.

b) occurrence in regard to the DEBTOR and to the ASSIGNOR of any of the events mentioned in articles 333 and 1425 of the Brazilian Civil Code (Law No. 10406/02);

c) if the DEBTOR or the ASSIGNOR proposes an extrajudicial reorganization plan to ITAÚ BBA or to any other creditor or class of creditors regardless of having requested or obtained the judicial ratification of such plan;

d) if the DEBTOR or the ASSIGNOR files in court for judicial reorganization regardless of the granting of the processing of such reorganization or the granting thereof by the proper judge;

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

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_ADECOAGRO_CNPJ07903169

e) the adjudication in bankruptcy of DEBTOR or of ASSIGNOR, its dissolution or protest of not in an amount exceeding twenty million Reais (R$20,000,000.00) for the payment of which it its liable even if in the condition of guarantor;

f) early maturity of any other agreement which the DEBTOR or the ASSIGNOR has executed and/or may execute with ITAÚ BBA and/or with any other associated/affiliate/controlled and/or controlling company, whether directly and/or indirectly, of ITAÚ BBA;

g) change in the economic-financial condition of the DEBTOR or of the ASSIGNOR which may be proven to cause any damage to its ability to comply with the obligations undertaken in the SECURED OBLIGATIONS;

h) if there is any relevant change or amendment to the business purpose of the DEBTOR or of the ASSIGNOR made without the prior written consent of ITAÚ BBA;

i) if there is any change or amendment to the capital ownership of the DEBTOR or of the ASSIGNOR, or if there is any change, transfer or assignment, whether directly or indirectly, of the corporate control/controlling interest or even the merger, consolidation or spin-off of the DEBTOR or of the ASSIGNOR without the prior express knowledge and consent of ITAÚ BBA considering that the maintenance of the current share capital structure, control and management is an essential condition for the execution of this AGREEMENT;

j) if the DEBTOR or the ASSIGNOR assigns or transfers any of its obligations under the SECURED OBLIGATIONS or this AGREEMENT, as the case may be, wholly or in part, without prior, express consent from ITAÚ BBA;

k) if any lawsuits, foreclosures or judicial or extrajudicial measures of any kind whatsoever are brought against the ASSIGNOR which may be proven to affect the CREDIT RIGHTS, wholly or in part;

l) if any representation made by the DEBTOR or by the ASSIGNOR in the SECURED OBLIGATIONS or in this AGREEMENT, as the case may be, is incorrect, inaccurate or false in any material aspect, without prejudice to any damages and losses due by the corresponding declarer;

m) if any breach of this AGREEMENT has been incurred by the DEBTOR or the ASSIGNOR;

n) in the event of assignment, transfer, sale, disposal or encumbrance, by the ASSIGNOR, of any right or obligation arising out of the CREDIT RIGHTS, without the due prior written consent of ITAÚ BBA;

o) if the MINIMUM AMOUNT OF CREDIT RIGHTS is not complied with. The ascertainments of the MINIMUM AMOUNT OF CREDIT RIGHT shall be made annually by the CREDITOR.

4.2. In case of the DEBTOR’S default or delay in relation to the obligations undertaken in the SECURED OBLIGATIONS, ITAÚ BBA, in the capacity of fiduciary owner of the CREDIT RIGHTS hereby delivered as fiduciary assignment as guarantee, shall exercise thereon, as well as on the proceeds resulting from their collection, all powers ensured to it by the applicable law, especially article 1364 of the Brazilian Civil Code, including ad judicia and ad negotia powers, with authorization to sell, assign, redeem or transfer the CREDIT RIGHTS, in any manner, irrespective of auction, public notice, previous evaluation or any other judicial or extrajudicial measure, as well as to transfer and operate the proceeds resulting from the collection of the CREDIT RIGHTS, give release and execute any documents or instruments, however special they may be, required for performance of the acts referred to herein, everything without the need for any prior notice or notification to the ASSIGNOR.

4.3. In the event set forth in section 4.2 above, ITAÚ BBA, at its own discretion, shall use the proceeds of the sale of the CREDIT RIGHTS in the total or partial settlement of the SECURED OBLIGATIONS, and the DEBTOR shall remain liable for the payment of any remaining balance,

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

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within twenty-four (24) hours as from written notification from ITAÚ BBA to DEBTOR. Said procedure shall not prevent collection thereof by means of foreclosure, as provided for by article 585 of the Brazilian Code of Civil Procedure, in case that the balance remains unpaid. In case of remaining positive balance, it shall be immediately made available to the ASSIGNOR.

4.4. Without prejudice to the fiduciary assignment as guarantee provided in this AGREEMENT or to any other guarantees that may be provided under the SECURED OBLIGATIONS, ITAÚ BBA may use, withhold of offset any other amounts, guarantees, notes or values held or that may be held by it, on any account whatsoever, owned by the ASSIGNOR, which hereby delivers them as a guarantee for payment of the amounts due by the DEBTOR to ITAÚ BBA, using them for amortization or settlement of any of the obligations set forth in the SECURED OBLIGATIONS, in the event of delay or default by the DEBTOR. ITAÚ BBA is hereby irrevocably and irreversibly vested in all powers required to carry out the aforementioned withholding and offset.

5.) AMENDMENTS AND CHANGES – The parties agree that:

a) any change to this AGREEMENT shall solely take place by means of a written instrument executed by both parties, except for the covenants included in this Section.

b) the changes to Exhibit II which includes the changes to the qualification of the SECURED OBLIGATIONS, the inclusion of a new obligation to be guaranteed or the exclusion of any of the obligations listed in Exhibit II may be made through an amendment to Exhibit II or a replacement of Exhibit II for another one;

c) Exhibits I and II may not be changed or replaced (i) if any CREDIT RIGHT is extinguished or loses its validity provided that the ASSIGNOR(S) is not required to replace it in view of the such events; and (ii) if any SECURED OBLIGATION is also extinguished for having been complied with in its entirety;

6.) GENERAL PROVISIONS

6.1. Any and all expense incurred by any of the parties for preparation, execution or registration of this instrument shall be paid by the ASSIGNOR, including and especially the registration of this instrument with the applicable Registry of Deeds and Documents.

6.2. All notices, requests, claims or other communications that may be addressed to or by the parties shall be made in writing and delivered in person or sent by fax with transmission registration, or by registered letter, to the addresses set forth below, or to any other address that the parties may previously indicate in writing.

BANCO ITAÚ BBA S.A.

Av. Brigadeiro Faria Lima, 3400 – 11th Floor

São Paulo—SP

Tel.: (011) 3708-8422

Fax: (011) 3708-8933

Attn: Mr. Moises Franco da Silva

Adecoagro Vale do Ivinhema Ltda.

Rua Iguatemi, 192, 12th floor

São Paulo—SP

Tel.: 2678.5600

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/WITHOUTCOLLECTION

_ADECOAGRO_CNPJ07903169

Attn.: Mr. Orlando Carlos Editore – Financial Director

6.3. ITAÚ BBA may, at any time, assign or grant interests in a part or in all rights relating to this agreement to any third parties, freely. The ASSIGNOR is expressly forbidden from transferring to any third parties any of the obligations set forth herein, unless upon prior, express consent from ITAÚ BBA.

6.4. This AGREEMENT shall come into force as of the date of its execution until final settlement of all SECURED OBLIGATIONS.

6.5. This AGREEMENT is entered into in an irrevocable and irreversible manner and is binding upon the parties and their respective heirs and successors on any account whatsoever.

6.6. The failure to exercise any right or privilege ensured by this AGREEMENT, by the SECURED OBLIGATIONS or by law to ITAÚ BBA, as well as any forbearance in relation to any delay in compliance with any of the obligations undertaken by the DEBTOR or by the ASSIGNOR under this AGREEMENT or under the SECURED OBLIGATIONS shall not be deemed novation or waive of any section of this AGREEMENT.

6.7. The DEBTOR and the ASSIGNOR authorize ITAÚ BBA for the term of effectiveness of this AGREEMENT to:

a) supply to the Central Bank of Brazil (BACEN), to be entered into the Credit Information System—SCR, information about the amount of its due and overdue debts, including delayed debts and transactions written down with loss, as well as the amount of the co-obligations undertaken and the guarantees provided, and

b) consult the SCR about any existing information on behalf of the DEBTOR and the ASSIGNOR.

6.7.1. The SCR purpose is to provide BACEN with information on credit transactions for supervision of the credit risk and for exchange of information among financial institutions. The DEBTOR and the ASSIGNOR are aware that any consultation to the SCR by ITAÚ BBA requires previous authorization therefrom and ratify any consultation previously made for purposes of this engagement. The DEBTOR and the ASSIGNOR may have access, at any time, to the SCR data through the means made available to them by BACEN and, in case of any divergence in the SCR data supplied by ITAÚ BBA, the DEBTOR and the ASSIGNOR may request any correction, exclusion or registration of supplementary annotation, including of legal measures, upon written and justified request to ITAÚ BBA.

6.8. ITAÚ BBA is hereby entitled to full right of verifying the integrity of the CREDIT RIGHTS and may, therefore, request to their debtor(s) and/or manager(s) the provision, at any time, of a statement of maintenance of the registration of this fiduciary assignment as guarantee.

6.9. The parties elect the Courts of the Judicial District of the City of São Paulo, State of São Paulo, to resolve any issues arising out of this AGREEMENT and waive any other courts, however privileged they may be. ITAÚ BBA reserves the right to choose the courts of the location of the CREDIT RIGHTS or those of the ASSIGNOR’S domicile.

This instrument is issued in five (5) identical counterparts and executed by the parties identified in the preamble hereof, in the presence of the witnesses below:

São Paulo, March 4, 2013.

BANCO ITAU BBA S.A.

ASSIGNOR: ADECOAGRO VALE DO IVINHEMA LTDA.

Corporate Taxpayers Register (CNPJ): 07.903.169/0001-09

Witnesses:

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

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_ADECOAGRO_CNPJ07903169

1.

2.

EXHIBIT I TO

PRIVATE INSTRUMENT OF FIDUCIARY ASSIGNMENT OF CREDIT RIGHTS

NO. 100113030001400A

DESCRIPTION OF THE CREDIT RIGHTS UNDER FIDUCIARY ASSIGNMENT

RESERVE ENERGY AGREEMENT – CER No. 04/08 PRODUCT 2010/2025 – Reserve Energy Agreement – CER in the Modality of Electric Energy Availability entered into between UTE Angelica and Câmara de Comercialização de Energia Elétrica – CCEE and the FIRST AMENDMENT TO RESERVE ENERGY AGREEMENT—CER No. 04/08 dated as of December 22, 2010. On one part, Angélica Agroenergia Ltda, National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09, and the current Corporate Name in the National Corporate Taxpayers Register being ADECOAGRO VALE DO IVINHEMA LTDA., hereinafter referred to as SELLER, and on the other part, Câmara de Comercialização de Energia Elétrica – CCEE, Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 03.034.433/0001-56 simply referred to as CCEE, the subject-matter of the agreement shall be to establish the terms and conditions for contracting electric energy pursuant to SECTION 1 – SUBJECT-MATTER AND EXHIBITS OF THE AGREEMENT within the term and effectiveness pursuant to SECTION 4—EFFECTIVENESS OF THE AGREEMENT AND PERIOD OF SUPPLY of the respective RESERVE ENERGY AGREEMENT—CER No. 04/08 PRODUCT 2010/2025.

ASSIGNOR/DEBTOR: ADECOAGRO VALE DO IVINHEMA LTDA.

Corporate Taxpayers Register (CNPJ): 07.903.169/0001-09

EXHIBIT II TO

PRIVATE INSTRUMENT OF FIDUCIARY ASSIGNMENT OF CREDIT RIGHTS

NO. 100113030001400A

DESCRIPTION OF THE SECURED OBLIGATIONS

Transaction(s) – one hundred and ten percent (110%) of Principal Amount

1)

Bank Credit Note No. 100113030001400 issued on March 4, 2013 with disbursement on March 5, 2013 and any amendments by ADECOAGRO VALE DO IVINHEMA LTDA. (hereinafter referred to as DEBTOR) with its principal place of business at Faz Estrada Continental Km 15, no number, Fazenda Takuare, in the City of Angelica, State of Mato Grosso do Sul, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09 in favor of Banco Itaú BBA S/A (hereinafter referred to as CREDITOR) with its principal place of business at Av. Brigadeiro Faria Lima, 3400, 3rd to 8th and 11th to 12th floors, in the City of São Paulo, State of São Paulo, enrolled with National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF) under No. 17.298.092/0001-30 in the amount of seventy-five thousand Reais (R$75,000,000.00) adjusted at one hundred percent (100%) of the CDI accrued with a rate of three point two thousandths (3.200000%) per year equivalents to zero point two hundred and sixty-two thousand, eight hundred and thirty-four thousandths percent (0.262834%) per month to be paid in sixty-two (62) installments of interest on March 15, 2019 and sixty (60) installments of the principal amount, and the maturity date of the first installment shall be April 25, 2014 and the maturity date of the last installment of the principal

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/WITHOUTCOLLECTION

_ADECOAGRO_CNPJ07903169

amount shall be March 15, 2019, calculated in an exponential manner “pro-rata temporis” based in a three hundred and sixty (360)-day year to be paid pursuant to Section 04 of such Note, through Electronic Transfer (TED) or debit to checking account, such amount accruing all other charges and obligations undertaken by the DEBTOR in the Note through TED or debit to checking account, such amount accruing all other charges and obligations undertaken by the DEBTOR in the Note, such as charges resulting from delays by the DEBTOR, default interest at the effective rate of one percent per month (1% pm) plus late payment fee calculated on a daily basis pursuant to the variation of the Selic Rate of the Central Bank (BC) published by Andima plus one percent per year (1% py). In case of judicial or extrajudicial collection, the DEBTOR shall bear the attorney’s fees, already established by the parties in twenty percent (20%) on the amount in dispute, regardless of the payment of the principal amount, default interest and any charges and/or expenses provided for in the Note or in the law, such as any attorney’s fees due to the lawyers of the CREDITOR as contingent fees;

ASSIGNOR/DEBTOR: ADECOAGRO VALE DO IVINHEMA LTDA.

Corporate Taxpayers Register (CNPJ): 07.903.169/0001-09

EXHIBIT III TO

PRIVATE INSTRUMENT OF FIDUCIARY ASSIGNMENT OF CREDIT RIGHTS

NO. 100113030001400A

São Paulo, March 4, 2013

To

CÂMARA DE COMERCIALIZAÇÃO DE ENERGIA ELÉTRICA – CCEE

Al Santos, 745, 9th floor—São Paulo – SP

Ref. Fiduciary Assignment

Dear Sirs,

On March 4, 2013 by means of the Private Instrument of Fiduciary Assignment of Credit Rights No. 100113030001400A we have transfer under fiduciary assignment in favor of Banco Itaú BBA S.A. (hereinafter referred to as “ITAÚ BBA” or “CREDITOR”) the totality of the credit rights owned by us against you as a result of RESERVE ENERGY AGREEMENT – CER No. 04/08 PRODUCT 2010/2025 – Reserve Energy Agreement – CER in the Modality of Electric Energy Availability entered into between UTE Angelica and Câmara de Comercialização de Energia Elétrica – CCEE and the FIRST AMENDMENT TO RESERVE ENERGY AGREEMENT—CER No. 04/08 dated as of December 22, 2010. On one part, Angélica Agroenergia Ltda., National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 07.903.169/0001-09, and the current Corporate Name in the National Corporate Taxpayers Register being ADECOAGRO VALE DO IVINHEMA LTDA,

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/WITHOUTCOLLECTION

_ADECOAGRO_CNPJ07903169

hereinafter referred to as SELLER, and on the other part, Câmara de Comercialização de Energia Elétrica – CCEE, Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF): 03.034.433/0001-56 simply referred to as CCEE, the subject-matter of the agreement shall be to establish the terms and conditions for contracting electric energy pursuant to SECTION 1 – SUBJECT-MATTER AND EXHIBITS OF THE AGREEMENT within the term and effectiveness pursuant to SECTION 4—EFFECTIVENESS OF THE AGREEMENT AND PERIOD OF SUPPLY of the respective RESERVE ENERGY AGREEMENT—CER No. 04/08 PRODUCT 2010/2025 executed on February 6, 2009 for the exclusive purpose of guaranteeing the obligations undertaken by ADECOAGRO VALE FO IVINHEMA LTDA, Corporate Taxpayers Register (CNPJ): 07.903.169/0001-09 before the CREDITOR in the Bank Credit Note No. 100113030001400 dated as of March 4, 2013 with disbursement on March 5, 2013 (“INSTRUMENT”).

In view of the foregoing, we request that the fiduciary assignment herein referred to be registered in your records in favor of the CREDITOR and that the entirety of the credit rights owned against you be realized through deposit to the blocked account owned by us with ITAÚ BBA: 77234-1, Branch 001 (“BLOCKED ACCOUNT”).

Lastly, we inform that ITAÚ BBA is hereby authorized to unilaterally change these instructions and any changes shall only be valid upon communication in writing by ITAÚ BBA to you to that effect.

Very truly yours,

ADEAGRO VALE DO IVINHEMA LTDA

Corporate Taxpayers Register (CNPJ): 07.903.169/0001-09

Received and “agreed” on

Câmara de Comercialização de Energia Elétrica – CCEE

Corporate Taxpayers Register (CNPJ): 03.034.433/0001-56

INSTRUMENT: 100113030001400A

AUTHENTICATION (SIM-II): 8DE971EC-B57A-4714-91F5-DD6FB797B686

IBBA_FIDUCIARYASSIGNMENT_AGREEMENT_CREDITRIGHTS/WITHOUTCOLLECTION

_ADECOAGRO_CNPJ07903169

CASH FLOW SWAP TRANSACTION CONFIRMATION No. 109813030003900 engaged under

Agreement No. 3290

ITAÚ BBA:	Banco Itaú BBA S.A.

CLIENT:	ADECOAGRO VALE DO IVINHEMA LTDA 07.903.169/0001-09

OPENING DATE:	03/04/2013

EFFECTIVE DATE:	03/05/2013

MATURITY:	03/15/2019

EFFECTIVE PERIOD:	DC 2201 DU 1514

NOTIONAL PRINCIPAL AMOUNT:	☒ Fixed: R$ 75,000,000.00 ☐ Adjusted by adjustment factor as follows: Adjusted Amount = R$ x Adjustment Factor

Adjustment Factor =	(	[Rate, index, or Foreign Currency on the Effective Date] [Rate, index, or Foreign Currency on the Opening Date	)

R$ [o]: R$ Rate /Index /Foreign Currency on the Opening Date: Rate /Index /Foreign Currency on the Effective Date:

CLIENT

Interest and Principal installments to be paid by the Client under the Agreement

Client Interest Installment: amounts resulting from applying to the Adjusted Remaining Amount the following formula for the payment periods and dates shown in the table below:

VJ(i) = Adjusted Remaining Amount (i) x Interest Factor IPCA (i)

where:

VJ(i) = amount of the Client Interest Installment in Event(i)

Event(i) = event number “i” of Client interest and/or principal payment shown in the table below.

Adjusted Remaining Amount (i) = is the Remaining Amount shown in the table below.

Interest Factor IPCA(i) =

DC (i)
Price index adjustment factor IPCA (i) x [(1 + Exponential interest rate)	360	– 1] where:

Price Index Adjustment Factor IPCA(i) = calculated under the Agreement, as the factor resulting from dividing the amount of the latest IPCA index available on each Interest Installment Payment Date of Client by the amount of the IPCA index available on the Effective Date.

Exponential Interest Rate= 6.450000% per year (base 360 DC(i))

DC(i) = number of calendar days in the Client Interest Installment Calculation Period relating to Event(i), including the first date and excluding the last date of each Client Interest Installment Calculation Period shown in the table below:

Client Principal Installments: amounts shown in the table below multiplied by the Adjustment Factor and adjusted under Price Index Adjustment Factor IPCA (i), calculated under the Agreement, as the factor resulting from dividing the amount of the latest IPCA index available on each Client Principal Installment Payment Date by the amount of the IPCA index available on the Effective Date

Event (i)	Client Interest and/or Principal Installment Payment Dates	Client Interest Installments	Equivalent Interest Rate (exponential base 360 calendar days) %	Client Interest Installment Calculation Periods	Remaining Amount (R$)	Client Principal Installments (R$)

1	09/16/2013	VJ(1)	6.450000	03/05/2013 to 09/16/2013	75,000,000.00	0.00

2	03/17/2014	VJ(2)	6.450000	09/16/2013 to 03/17/2014	75,000,000.00	0.00

3	04/15/2014	VJ(3)	6.450000	03/17/2014 to 04/15/2014	75,000,000.00	1,250,000.00

4	05/15/2014	VJ(4)	6.450000	04/15/2014 to 05/15/2014	73,750,000.00	1,250,000.00

5	06/16/2014	VJ(5)	6.450000	05/15/2014 to 06/16/2014	72,500,000.00	1,250,000.00

6	07/15/2014	VJ(6)	6.450000	06/16/2014 to 07/15/2014	71,250,000.00	1,250,000.00

7	08/15/2014	VJ(7)	6.450000	07/15/2014 to 08/15/2014	70,000,000.00	1,250,000.00

8	09/15/2014	VJ(8)	6.450000	08/15/2014 to 09/15/2014	68,750,000.00	1,250,000.00

9	10/15/2014	VJ(9)	6.450000	09/15/2014 to 10/15/2014	67,500,000.00	1,250,000.00

10	11/17/2014	VJ(10)	6.450000	10/15/2014 to 11/17/2014	66,250,000.00	1,250,000.00

11	12/15/2014	VJ(11)	6.450000	11/17/2014 to 12/15/2014	65,000,000.00	1,250,000.00

12	01/15/2015	VJ(12)	6.450000	12/15/2014 to 01/15/2015	63,750,000.00	1,250,000.00

13	02/18/2015	VJ(13)	6.450000	01/15/2015 to 02/18/2015	62,500,000.00	1,250,000.00

14	03/16/2015	VJ(14)	6.450000	02/18/2015 to 03/16/2015	61,250,000.00	1,250,000.00

15	04/15/2015	VJ(15)	6.450000	03/16/2015 to 04/15/2015	60,000,000.00	1,250,000.00

16	05/15/2015	VJ(16)	6.450000	04/15/2015 to 05/15/2015	58,750,000.00	1,250,000.00

17	06/15/2015	VJ(17)	6.450000	05/15/2015 to 06/15/2015	57,500,000.00	1,250,000.00

18	07/15/2015	VJ(18)	6.450000	06/15/2015 to 07/15/2015	56,250,000.00	1,250,000.00

19	08/17/2015	VJ(19)	6.450000	07/15/2015 to 08/17/2015	55,000,000.00	1,250,000.00

20	09/15/2015	VJ(20)	6.450000	08/17/2015 to 09/15/2015	53,750,000.00	1,250,000.00

21	10/15/2015	VJ(21)	6.450000	09/15/2015 to 10/15/2015	52,500,000.00	1,250,000.00

22	11/16/2015	VJ(22)	6.450000	10/15/2015 to 11/16/2015	51,250,000.00	1,250,000.00

23	12/15/2015	VJ(23)	6.450000	11/16/2015 to 12/15/2015	50,000,000.00	1,250,000.00

24	01/15/2016	VJ(24)	6.450000	12/15/2015 to 01/15/2016	48,750,000.00	1,250,000.00

25	02/15/2016	VJ(25)	6.450000	01/15/2016 to 02/15/2016	47,500.000.00	1,250,000.00

26	03/15/2016	VJ(26)	6.450000	02/15/2016 to 03/15/2016	46,250,000.00	1,250,000.00

27	15/04/2016	VJ(27)	6.450000	03/15/2016 to 04/15/2016	45,000,000.00	1,250,000.00

28	05/16/2016	VJ(28)	6.450000	04/15/2016 to 05/16/2016	43,750,000.00	1,250,000.00

29	06/15/2016	VJ(29)	6.450000	05/16/2016 to 06/15/2016	42,500,000.00	1,250,000.00

30	07/15/2016	VJ(30)	6.450000	06/15/2016 to 07/15/2016	41,250,000.00	1,250,000.00

31	08/15/2016	VJ(31)	6.450000	07/15/2016 to 08/15/2016	40,000,000.00	1,250,000.00

32	09/15/2016	VJ(32)	6.450000	08/15/2016 to 09/15/2016	38,750,000.00	1,250,000.00

33	10/17/2016	VJ(33)	6.450000	09/15/2016 to 10/17/2016	37,500,000.00	1,250,000.00

34	11/16/2016	VJ(34)	6.450000	10/17/2016 to 11/16/2016	36,250,000.00	1,250,000.00

35	12/15/2016	VJ(35)	6.450000	11/16/2016 to 12/15/2016	35,000,000.00	1,250,000.00

36	01/16/2017	VJ(36)	6.450000	12/15/2016 to 01/16/2017	33,750,000.00	1,250,000.00

37	02/15/2017	VJ(37)	6.450000	01/16/2017 to 02/15/2017	32,500,000.00	1,250,000.00

38	03/15/2017	VJ(38)	6.450000	02/15/2017 to 03/15/2017	31,250,000.00	1,250,000.00

39	04/17/2017	VJ(39)	6.450000	03/15/2017 to 04/17/2017	30,000,000.00	1,250,000.00

40	05/15/2017	VJ(40)	6.450000	04/17/2017 to 05/15/2017	28,750,000.00	1,250,000.00

41	06/16/2017	VJ(41)	6.450000	05/15/2017 to 06/16/2017	27,500,000.00	1,250,000.00

42	07/17/2017	VJ(42)	6.450000	06/16/2017 to 07/17/2017	26,250,000.00	1,250,000.00

43	08/15/2017	VJ(43)	6.450000	07/17/2017 to 08/15/2017	25,000,000.00	1,250,000.00

44	09/15/2017	VJ(44)	6.450000	08/15/2017 to 09/15/2017	23,750,000.00	1,250,000.00

45	10/16/2017	VJ(45)	6.450000	09/15/2017 to 10/16/2017	22,500,000.00	1,250,000.00

46	11/16/2017	VJ(46)	6.450000	10/16/2017 to 11/16/2017	21,250,000.00	1,250,000.00

47	12/15/2017	VJ(47)	6.450000	11/16/2017 to 12/15/2017	20,000,000.00	1,250,000.00

48	01/15/2018	VJ(48)	6.450000	12/15/2017 to 01/15/2018	18,750,000.00	1,250,000.00

49	02/15/2018	VJ(49)	6.450000	01/15/2018 to 02/15/2018	17.500.000,00	1,250,000.00

50	03/15/2018	VJ(50)	6.450000	02/15/2018 to 03/15/2018	16,250,000.00	1,250,000.00

51	04/16/2018	VJ(51)	6.450000	03/15/2018 to 04/16/2018	15,000,000.00	1,250,000.00

52	05/15/2018	VJ(52)	6.450000	04/16/2018 to 05/15/2018	13,750,000.00	1,250,000.00

53	06/15/2018	VJ(53)	6.450000	05/15/2018 to 06/15/2018	12,500,000.00	1,250,000.00

54	07/16/2018	VJ(54)	6.450000	06/15/2018 to 07/16/2018	11,250,000.00	1,250,000.00

55	08/15/2018	VJ(55)	6.450000	07/16/2018 to 08/15/2018	10,000.000.00	1,250,000.00

56	09/17/2018	VJ(56)	6.450000	08/15/2018 to 09/17/2018	8,750,000.00	1,250,000.00

57	10/15/2018	VJ(57)	6.450000	09/17/2018 to 10/15/2018	7,500,000.00	1,250,000.00

58	11/16/2018	VJ(58)	6.450000	10/15/2018 to 11/16/2018	6,250,000.00	1,250,000.00

59	12/17/2018	VJ(59)	6.450000	11/16/2018 to 12/17/2018	5,000,000.00	1,250,000.00

60	01/15/2019	VJ(60)	6.450000	12/17/2018 to 01/15/2019	3,750,000.00	1,250,000.00

61	02/15/2019	VJ(61)	6.450000	01/15/2019 to 02/15/2019	2,500,000.00	1,250,000.00

62	03/15/2019	VJ(62)	6.450000	02/15/2019 to 03/15/2019	1,250,000.00	1,250,000.00

ITAÚ BBA

Interest and Principal installments to be paid by ITAÚ BBA under the Agreement

ITAÚ BBA Interest Installments: amount resulting from applying to the Adjusted Remaining Amount the following formula for the payment periods and dates shown in the table below:

VJ(i) = Adjusted Remaining Amount(i) x [ Interest Factor CDI(i) -1]

where:

VJ(i) = amount of ITAÚ BBA Interest Installment in Event(i)

Event(i) = event number “i” of interest and/or principal payment of ITAÚ BBA shown in the table below:

Adjusted Remaining Amount (i) = is the Remaining Amount shown in the table below

DC (i)
360
Interest Factor CDI(i) = Adjustment Factor CDI (i) x [(1+ Exponential Interest Rate)		]

Adjustment Factor CDI(i) = calculated under the Agreement for each period relating to the Event(i) using the CDI Percentage shown below:

CDI Percentage= 100.00%

Exponential Interest Rate= 3.200000% per year (base 360 DC(i))

DC(i) = number of calendar days in the Itaú BBA Interest Installment Calculation Period relating to Event(i), including the first date and excluding the last date of each Itaú BBA Interest Installment Calculation Period shown in the table below.

ITAÚ BBA Principal Installments: amounts shown in the table below multiplied by the Adjustment Factor:

Event (i)	ITAÚ BBA Interest and/or Principal Installment Payment Dates	ITAÚ BBA Interest Installments	Equivalent Interest Rate (exponential base 360 calendar days) %	ITAÚ BBA Interest Installment Calculation Periods	ITAÚ BBA Remaining Amount	ITAÚ BBA Principal Installments (R$)

1	09/16/2013	VJ(1)	3.200000	03/05/2013 to 09/16/2013	75,000,000.00	0.00

2	03/17/2014	VJ(2)	3.200000	09/16/2013 to 03/17/2014	75,000,000.00	0.00

3	04/15/2014	VJ(3)	3.200000	03/17/2014 to 04/15/2014	75,000,000.00	1,250,000.00

4	05/15/2014	VJ(4)	3.200000	04/15/2014 to 05/15/2014	73,750,000.00	1,250,000.00

5	06/16/2014	VJ(5)	3.200000	05/15/2014 to 06/16/2014	72,500,000.00	1,250,000.00

6	07/15/2014	VJ(6)	3.200000	06/16/2014 to 07/15/2014	71,250,000.00	1,250,000.00

7	08/15/2014	VJ(7)	3.200000	07/15/2014 to 08/15/2014	70,000,000.00	1,250,000.00

8	09/15/2014	VJ(8)	3.200000	08/15/2014 to 09/15/2014	68,750,000.00	1,250,000.00

9	10/15/2014	VJ(9)	3.200000	09/15/2014 to 10/15/2014	67,500,000.00	1,250,000.00

10	11/17/2014	VJ(10)	3.200000	10/15/2014 to 11/17/2014	66,250,000.00	1,250,000.00

11	12/15/2014	VJ(11)	3.200000	11/17/2014 to 12/15/2014	65,000,000.00	1,250,000.00

12	01/15/2015	VJ(12)	3.200000	12/15/2014 to 01/15/2015	63.750.000,00	1,250,000.00

13	02/18/2015	VJ(13)	3.200000	01/15/2015 to 02/18/2015	62,500,000.00	1,250,000.00

14	03/16/2015	VJ(14)	3.200000	02/18/2015 to 03/16/2015	61,250,000.00	1,250,000.00

15	04/15/2015	VJ(15)	3.200000	03/16/2015 to 04/15/2015	60,000,000.00	1,250,000.00

16	05/15/2015	VJ(16)	3.200000	04/15/2015 to 05/15/2015	58,750,000.00	1,250,000.00

17	06/15/2015	VJ(17)	3.200000	05/15/2015 to 06/15/2015	57,500,000.00	1,250,000.00

18	07/15/2015	VJ(18)	3.200000	06/15/2015 to 07/15/2015	56,250,000.00	1,250,000.00

19	08/17/2015	VJ(19)	3.200000	07/15/2015 to 08/17/2015	55,000,000.00	1,250,000.00

20	09/15/2015	VJ(20)	3.200000	08/17/2015 to 09/15/2015	53,750,000.00	1,250,000.00

21	10/15/2015	VJ(21)	3.200000	09/15/2015 to 10/15/2015	52,500,000.00	1,250,000.00

22	11/16/2015	VJ(22)	3.200000	10/15/2015 to 11/16/2015	51,250,000.00	1,250,000.00

23	12/15/2015	VJ(23)	3.200000	11/16/2015 to 12/15/2015	50,000,000.00	1,250,000.00

24	01/15/2016	VJ(24)	3.200000	12/15/2015 to 01/15/2016	48,750,000.00	1,250,000.00

25	02/15/2016	VJ(25)	3.200000	01/15/2016 to 02/15/2016	47,500,000.00	1,250,000.00

26	03/15/2016	VJ(26)	3.200000	02/15/2016 to 03/15/2016	46,250,000.00	1,250,000.00

27	04/15/2016	VJ(27)	3.200000	03/15/2016 to 04/15/2016	45,000,000.00	1,250,000.00

28	05/16/2016	VJ(28)	3.200000	04/15/2016 to 05/16/2016	43,750,000.00	1,250,000.00

29	06/15/2016	VJ(29)	3.200000	05/16/2016 to 06/15/2016	42,500,000.00	1,250,000.00

30	07/15/2016	VJ(30)	3.200000	06/15/2016 to 07/15/2016	41,250,000.00	1,250,000.00

31	08/15/2016	VJ(31)	3.200000	07/15/2016 to 08/15/2016	40,000,000.00	1,250,000.00

32	09/15/2016	VJ(32)	3.200000	08/15/2016 to 09/15/2016	38,750,000.00	1,250,000.00

33	10/17/2016	VJ(33)	3.200000	09/15/2016 to 10/17/2016	37,500,000.00	1,250,000.00

34	11/16/2016	VJ(34)	3.200000	10/17/2016 to 11/16/2016	36,250,000.00	1,250,000.00

35	12/15/2016	VJ(35)	3.200000	11/16/2016 to 12/15/2016	35,000,000.00	1,250,000.00

36	01/16/2017	VJ(36)	3.200000	12/15/2016 to 01/16/2017	33,750,000.00	1,250,000.00

37	02/15/2017	VJ(37)	3.200000	01/16/2017 to 02/15/2017	32,500,000.00	1,250,000.00

38	03/15/2017	VJ(38)	3.200000	02/15/2017 to 03/15/2017	31,250,000.00	1,250,000.00

39	04/17/2017	VJ(39)	3.200000	03/15/2017 to 04/17/2017	30,000,000.00	1,250,000.00

40	05/15/2017	VJ(40)	3.200000	04/17/2017 to 05/15/2017	28,750,000.00	1,250,000.00

41	06/16/2017	VJ(41)	3.200000	05/15/2017 to 06/16/2017	27,500,000.00	1,250,000.00

42	07/17/2017	VJ(42)	3.200000	06/16/2017 to 07/17/2017	26,250,000.00	1,250,000.00

43	08/15/2017	VJ(43)	3.200000	07/17/2017 to 08/15/2017	25,000,000.00	1,250,000.00

44	09/15/2017	VJ(44)	3.200000	08/15/2017 to 09/15/2017	23,750,000.00	1,250,000.00

45	10/16/2017	VJ(45)	3.200000	09/15/2017 to 10/16/2017	22,500,000.00	1,250,000.00

46	11/16/2017	VJ(46)	3.200000	10/16/2017 to 11/16/2017	21,250,000.00	1,250,000.00

47	12/15/2017	VJ(47)	3.200000	11/16/2017 to 12/15/2017	20,000,000.00	1,250,000.00

48	01/15/2018	VJ(48)	3.200000	12/15/2017 to 01/15/2018	18,750,000.00	1,250,000.00

49	02/15/2018	VJ(49)	3.200000	01/15/2018 to 02/15/2018	17,500,000.00	1,250,000.00

50	03/15/2018	VJ(50)	3.200000	02/15/2018 to 03/15/2018	16,250,000.00	1,250,000.00

51	04/16/2018	VJ(51)	3.200000	03/15/2018 to 04/16/2018	15,000,000.00	1,250,000.00

52	05/15/2018	VJ(52)	3.200000	04/16/2018 to 05/15/2018	13,750,000.00	1,250,000.00

53	06/15/2018	VJ(53)	3.200000	05/15/2018 to 06/15/2018	12,500,000.00	1,250,000.00

54	07/16/2018	VJ(54)	3.200000	06/15/2018 to 07/16/2018	11,250,000.00	1,250,000.00

55	08/15/2018	VJ(55)	3.200000	07/16/2018 to 08/15/2018	10,000,000.00	1,250,000.00

56	09/17/2018	VJ(56)	3.200000	08/15/2018 to 09/17/2018	8,750,000.00	1,250,000.00

57	10/15/2018	VJ(57)	3.200000	09/17/2018 to 10/15/2018	7,500,000.00	1,250,000.00

58	11/16/2018	VJ(58)	3.200000	10/15/2018 to 11/16/2018	6,250.000.00	1,250,000.00

59	12/17/2018	VJ(59)	3.200000	11/16/2018 to 12/17/2018	5,000,000.00	1,250,000.00

60	01/15/2019	VJ(60)	3.200000	12/17/2018 to 01/15/2019	3,750,000.00	1,250,000.00

61	02/15/2019	VJ(61)	3.200000	01/15/2019 to 02/15/2019	2,500,000.00	1,250,000.00

62	03/15/2019	VJ(62)	3.200000	02/15/2019 to 03/15/2019	1,250,000.00	1,250,000.00

BM&F CLAUSE: ☒ applicable ☐ not applicable

Others:

Representations:

(1) In addition to the representations contained in the Agreement, CLIENT represents that it understood and agrees with all terms of this CONFIRMATION and that, therefore, knows that due to the risks assumed under this TRANSACTION it may be subject to negative adjustments and become a debtor of ITAÚ BBA.

(2) ITAÚ BBA acts in the normal course of business in a significant manner in the markets in which the underlying assets, limits, checkers, conditions and rights under this TRANSACTION are traded, and also hedges its positions by means of transactions contracted in such markets. In this context, CLIENT represents that it is aware that such transactions performed by ITAÚ BBA may indirectly affect or even contribute, occasionally and not intentionally, for the limits, checks, conditions precedent, termination conditions or waiver rights mentioned above to be affected.

(3) CLIENT by its undersigned legal representatives represents that the TRANSACTION under this CONFIRMATION has been examined and approved by the officers with powers to assume the obligations set forth herein.

(4) CLIENT acknowledges that this TRANSACTION is a risky business. As a result, its results are unpredictable, and this agreement is a random agreement as set forth in Section 458 et seq. of the Brazilian Civil Code.

CLIENT	ITAÚ BBA

INTERVENING GUARANTOR:

ADECOAGRO BRASIL PARTICIPACOES S.A.

WITNESSES:

EXHIBIT I

CASH FLOW SWAP TRANSACTION CONFIRMATION No. 109813030003900 contracted under Agreement No. 3290

“CHOICE OF LAW AND COMMITMENT CLAUSE. This CONFIRMATION shall be governed by the laws of Brazil. Any disputes directly or indirectly relating to this CONFIRMATION or arising from the interpretation or application hereof shall be finally settled by arbitration under the Arbitration Rules of the Arbitration and Mediation Center of the Brazil-Canada Chamber of Commerce (“CCBC”) by three arbitrators appointed in accordance with such rules, except for changes in this commitment clause or as agreed in writing by the Parties. The arbitration proceeding shall be conducted by the CCBC. Acknowledging that the obligations of the Parties under the Agreement or any exhibits, appendixes and guarantees thereto or any CONFIRMATIONS relating to any of the OPERATIONS are within the same economic context, the Parties shall make all requests directly or indirectly relating to the legal affairs mentioned above under the same arbitration proceeding. The jurisdiction of the arbitration shall be the city of São Paulo, Brazil. The arbitration shall be conducted in the Portuguese language. The arbitration shall be carried out under the law, not equity. The arbitration award shall be issued within forty-five (45) days from expiration of the term fixed for the Parties to submit their final arguments. The Parties may, before submitting the case records to the Arbitral Tribunal, and later, under proper circumstances, request that the relevant court imposes an injunctive or provisional relief at its sole discretion. A request made by either Party with a court to obtain such orders or enforce similar actions ordered by an Arbitral Tribunal shall not be deemed to be a violation or waiver of the arbitration clause and shall not affect the authority of the Arbitral Tribunal in this respect, including review of the court order. The relevant jurisdiction in these cases shall be the Judicial District of the Capital City of São Paulo. The Parties shall not disclose the arbitral proceeding or the purpose thereof, and shall keep in secret all information directly or indirectly relating to the dispute referred to arbitration, except if such disclosure is required by law or court order. This clause shall bind the Parties and the INTERVENING GUARANTORS under all of its provisions. If the INTERVENING GUARANTORS take part in the dispute, they shall appoint an arbitrator jointly with CLIENT. If the Parties fail to reach an agreement, the Chairman of CCBC shall appoint such arbitrator.”

CLIENT	ITAÚ BBA

INTERVENING GUARANTOR:

ADECOAGRO BRASIL PARTICIPACOES S.A.

WITNESSES: